UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  4th day of September 2015

APT SYSTEMS, INC.

 (Exact of registrant as specified in its charter)

DELAWARE	333-181597	99-0370904
State or other jurisdiction of incorporation	SEC File Number	IRS Employer Identification No.

505 Montgomery Street, 11th Floor San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a)

On September 4, 2015, APT Systems, Inc.  (the “Registrant” or the “Company”) notified Cutler & Co., LLC (“Cutler”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Cutler as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee on September 3, 2015.  The reports of Cutler on the Company’s financial statements for the years ended January 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

(b)

During the prior years ended January 31, 2015 and 2014 and through September 4, 2015, the Company has not had any disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Cutler’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended January 31, 2015; 2014 and 2013, and through September 4, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Cutler with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

 A copy of the letter from Cutler is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On September 4, 2015 (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM “) as its independent registered public accounting firm for the Company’s fiscal year ended January 31, 2016. The decision to engage RBSM as the Company’s independent registered public accounting firm was deemed appropriate and was approved by the Company’s Audit Committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS:

Exhibit No.	Description

16.1	Letter from Cutler & Co., LLC dated September 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     September 8, 2015

/s/    Glenda Dowie

By:   Glenda Dowie,

         CEO, President and Director

/s/    Carl Hussey

By:   Carl Hussey,

         CFO, Treasurer, and Director